9. Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions

The Company conducts transactions with its directors and executive officers, including companies in which they have beneficial interests, in the normal course of business. It is the policy of the  Bank that loan transactions with directors and officers are made on substantially the same terms as those prevailing at the time made for comparable loans to other persons. The following is a summary of activity for related party loans for 2015 and 2014:

(Dollars in thousands)
	2015	2014
Beginning balance	$4,760	4,340
New loans	6,018	6,903
Repayments	(6,700)	(6,483)

Ending balance	$4,078	4,760

At December 31, 2015 and 2014, the Bank had deposit relationships with related parties of approximately $18.4 million and $15.1  million, respectively.